UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00043

Deutsche Investment Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2017

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2017

Annual Report

to Shareholders

Deutsche CROCI® U.S. Fund

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
14	Investment Portfolio
17	Statement of Assets and Liabilities
19	Statement of Operations
20	Statements of Changes in Net Assets
21	Financial Highlights

28	Notes to Financial Statements
38	Report of Independent Registered Public Accounting Firm
39	Information About Your Fund’s Expenses
41	Tax Information
42	Advisory Agreement Board Considerations and Fee Evaluation
47	Board Members and Officers
52	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund will be managed using the CROCI® Investment Process which is based on portfolio management’s belief that, over time, stocks which display more favorable financial metrics (for example, the CROCI® Economic P/E Ratio) as generated by this process may outperform stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the fund. Stocks may decline in value. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	Deutsche CROCI® U.S. Fund

Letter to Shareholders

Dear Shareholder:

With the economy in its third-longest expansion on record, signals such as overheating or inflation pressures — traditional signals for the potential of a sharp slowdown or recession — are still notably absent. Our economists tell us that financial conditions remain generally supportive, and households and businesses overall are in good financial condition.

However, a shift into higher gear appears unlikely. While fiscal stimulus and tax/regulatory reform may come to pass, the scope is likely to be somewhat less than originally anticipated.

Against this backdrop, the financial markets remain generally upbeat, encouraged by a more positive global cycle with fewer downside risks. Even a shift in monetary policy, with some central banks raising short-term interest rates and others expected to do so before long, has been taken in stride. People seem to view the policy change as a healthy response to an improved outlook.

Of course, there are any number of potential risks that can alter this benevolent outlook and positive market sentiment. Our CIO Office and investment specialists continually monitor the issues and events that influence the markets in order to identify emerging risks as well as opportunities. Their views are updated regularly and available on our Web site — deutschefunds.com.

Thank you for your continued investment. We appreciate the opportunity to help you address your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Deutsche CROCI® U.S. Fund	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

Investment Strategy and Process

Portfolio management selects stocks of companies that it believes offer economic value, utilizing the CROCI® strategy as the primary factor, among other factors. The CROCI® strategy is an investment process based on a proprietary valuation technique that attempts to understand the value of a company by converting financial statement data into a set of economic inputs that are used to calculate a valuation metric called the CROCI® Economic Price Earnings Ratio which is comparable across markets, sectors and stocks. The CROCI® Economic Price Earnings Ratio seeks to measure the “real” economic value rather than the “accounting” value of a company’s invested capital, and the economic returns thereof. Portfolio management believes that, over time, companies with more favorable financial metrics, including CROCI ® Economic Price Earnings Ratios, will outperform other companies.

Deutsche CROCI® U.S. Fund returned 17.94% in the 12-month period ended September 30, 2017, underperforming the 18.61% return of the Standard & Poor’s 500® (S&P 500) Index.

The U.S. stock market performed very well in the past year, with steady gains, low volatility and a remarkable lack of any significant sell-offs. The initial spark for the rally came in early December, when the surprising results of the U.S. election prompted investors to upgrade their expectations for economic growth. The momentum carried into the first calendar quarter of 2017, due largely to positive investor sentiment stemming from the prospects for reduced regulation and lower taxes. These hopes gradually waned through the spring and summer once it became apparent that the continued gridlock in Washington would lead to smaller fiscal stimulus than the markets first thought. Stocks nevertheless continued to rally, as economic growth picked up steam and corporate earnings came in well above expectations. The annual period closed on a

4	Deutsche CROCI® U.S. Fund

high note, with the revived outlook for tax cuts fueling a fresh upturn in the market in September.

This environment proved very supportive for the growth style, while value stocks — though posting healthy, double-digit gains — trailed the overall market. Although the underperformance of value stocks would ordinarily be expected to act as a headwind to the fund due to the nature of our approach, we overcame this obstacle and posted competitive results relative to the S&P 500 Index. We believe a key reason for this favorable outcome is that even though value as a whole lagged, many of the stocks identified by the CROCI® process in fact performed quite well.

“We think the fund, by virtue of its emphasis on ‘real value,’ is well positioned to identify companies with the potential to outperform in a variety of market conditions.”

Fund Performance

Our individual stock selection made a sizable contribution to its 12-month results, but much of the benefit was offset by the effect of sector allocations.

Looking first at stock selection, we generated the best results in the consumer staples, consumer discretionary and industrials sectors. Estee Lauder Companies Inc.*— which delivered a gain far above its sector peers due to solid earnings and better guidance regarding 2018 — was the leading contributor in consumer staples, followed by Kimberly-Clark Corp.* The consumer discretionary space was also home to a number of outperformers, highlighted by Darden Restaurants. Inc.,* a casual dining operator that reported rising profits and made an acquisition that was well received by the markets, and D.R. Horton, Inc., a homebuilder whose shares were propelled by the booming housing market in the United States. We added value in the industrials sector through a position in Southwest Airlines Co.,* which continued to report better results than its industry peers. Several aerospace/defense companies that were boosted by the outlook for higher global defense spending, including Raytheon Co., Lockheed Martin Corp.,* and Honeywell International, Inc., also contributed positively.

Deutsche CROCI® U.S. Fund	5

Outside of these three areas, our top performers included the technology stocks Lam Research Corp.* and KLA-Tencor Corp., both of which benefited from the robust demand cycle in the semiconductor space.

Despite these two outperformers, our stock selection in information technology was an overall detractor. International Business Machines Corp. lost ground after missing revenue expectations, and Cisco Systems, Inc. lagged due to a reduction in its earnings guidance. Zero weightings in a number of strong-performing growth stocks that fall outside of our value mandate, such as Facebook, Inc. and NVIDIA Corp., further weighed on relative performance.

The retailer Target Corp.,* which suffered from a combination of weaker sales and rising costs, was our most notable detractor. Positions in several media stocks that were hurt by concerns about their earnings prospects, including Discovery Communications. Inc. and Walt Disney Co., were additional detractors of note.

Although we generated positive stock selection, the benefit was offset by the impact of sector allocations. We employ a unique style that seeks to capitalize on the most compelling values anywhere in the market, which means that the portfolio’s sector weightings often deviate significantly from those of the benchmark. Most notably, the fund held a substantial underweight in financials since the sector was excluded from our investment universe until February. Financials proved to be the best performer among the 11 major sectors in the past year, with a gain twice that of the index as a whole. We began to add to the allocation in financials in the latter half of the period, but we retained a large underweight in the category at the end of September. An overweight in utilities also detracted given that the sector finished well behind the return of the broader market, but a zero weighting in energy was a meaningful positive for the majority of the year. At the close of the period, our bottom-up stock selection process translated to overweight positions in the consumer discretionary, consumer staples, utilities and industrials sectors. Outside of financials and energy, our largest underweights were in information technology and real estate.

Outlook and Positioning

The fundamental picture for the stock market has improved considerably in recent months, highlighted by stronger economic data and signs that

6	Deutsche CROCI® U.S. Fund

corporate profits are set to improve. These developments have been accompanied by higher valuations, however, indicating that investors need to be selective in order to find the most compelling opportunities at the individual stock level.

We think the fund, by virtue of its emphasis on “real value,” is well positioned to identify companies with the potential to outperform in a variety of market conditions. As of September 30, 2017, the fund had a price-to-earnings ratio of 14.7 based on one-year forward earnings estimates, versus 18.7 for the S&P 500 Index. The portfolio also compared favorably to the benchmark in terms of its fundamentals, illustrated by its superior return on equity (23.6% vs. 18.5%). We believe the intrinsic value in the portfolio helps provide the fund with a firm foundation for performance in the event that broader-market returns begin to slow from their unusually strong pace of the past year.

*	Not held in the portfolio as of September 30, 2017.

Portfolio Management Team

Di Kumble, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2015.

–	Joined Deutsche Asset Management in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.

–	Portfolio Manager: New York.

–	BS, Beijing University; PhD in Chemistry, Princeton University.

John Moody, Vice President

Portfolio Manager of the fund. Began managing the fund in 2016.

–	Portfolio Analyst: New York.

–	Joined Deutsche Asset Management in 1998. Prior to his current role, served as a Business Manager for Active Equity. Previously, he was a Portfolio Analyst for EAFE, Global and Technology Funds and an Investment Accountant for International Funds. He began his career as a Client Service Associate for the International Institutional Equity Group.

–	BS in Business Management, Fairfield University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Deutsche CROCI® U.S. Fund	7

Terms to Know

The Standard & Poor’s 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Price-to-earnings ratio (P/E) ratio (or accounting P/E ratio) compares a company’s current share price to its per-share earnings. The CROCI economic P/E ratio is a measure of valuation that incorporates all of the assets and liabilities of a company which are adjusted systematically by the CROCI team.

Return on equity is the amount of net income returned as a percentage of shareholders’ equity.

8	Deutsche CROCI® U.S. Fund

Performance Summary	September 30, 2017 (Unaudited)

Class A	1-Year	Life of Fund*
Average Annual Total Returns as of 9/30/17
Unadjusted for Sales Charge	17.94%	5.26%
Adjusted for the Maximum Sales Charge (max 5.75% load)	11.16%	2.77%
S&P 500® Index†	18.61%	9.91%

Class T	1-Year	Life of Fund*
Average Annual Total Returns as of 9/30/17
Unadjusted for Sales Charge	17.79%	5.14%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	14.84%	4.07%
S&P 500® Index†	18.61%	9.91%

Class C	1-Year	Life of Fund*
Average Annual Total Returns as of 9/30/17
Unadjusted for Sales Charge	17.04%	4.43%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	17.04%	4.43%
S&P 500® Index†	18.61%	9.91%

Class R	1-Year	Life of Fund*
Average Annual Total Returns as of 9/30/17
No Sales Charges	17.45%	4.80%
S&P 500® Index†	18.61%	9.91%

Class R6	1-Year	Life of Fund*
Average Annual Total Returns as of 9/30/17
No Sales Charges	18.30%	5.56%
S&P 500® Index†	18.61%	9.91%

Class S	1-Year	Life of Fund*
Average Annual Total Returns as of 9/30/17
No Sales Charges	18.33%	5.47%
S&P 500® Index†	18.61%	9.91%

Deutsche CROCI® U.S. Fund	9

Institutional Class	1-Year	Life of Fund*
Average Annual Total Returns as of 9/30/17
No Sales Charges	18.20%	5.52%
S&P 500® Index†	18.61%	9.91%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 9, 2016 (March 16, 2017 for Class T shares) are 3.13%, 3.17%, 3.87%, 3.53%, 2.85%, 3.00% and 2.83% for Class A, Class T, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class T shares for the period prior to its inception on June 5, 2017 and for Class R shares for the period prior to its inception on December 9, 2016 are derived from the historical performance of Institutional Class shares of Deutsche CROCI® U.S. Fund during such periods and have been adjusted to reflect the higher total annual operating expenses. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

10	Deutsche CROCI® U.S. Fund

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Deutsche CROCI® U.S. Fund commenced operations on April 13, 2015. Class T shares commenced operations on June 5, 2017. Class R shares commenced operations on December 9, 2016.

†	The Standard & Poor’s 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
9/30/17	$11.21	$11.21	$11.06	$11.19	$11.24	$11.23	$11.23
6/5/17 (commencement of operations of Class T)	$—	$10.68	$—	$—	$—	$—	$—
12/9/16 (commencement of operations of Class R)	$—	$—	$—	$9.67	$—	$—	$—
9/30/16	$9.51	$—	$9.45	$—	$9.53	$9.51	$9.53
Distribution Information as of 9/30/17
Income Distributions, Twelve Months	$.01	$—	$—	$—	$.03	$.02	$.03

Deutsche CROCI® U.S. Fund	11

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio)	9/30/17	9/30/16
Common Stocks	99%	98%
Cash Equivalents	1%	2%
Total	100%	100%

Sector Diversification (As a % of Common Stocks)	9/30/17	9/30/16
Consumer Discretionary	22%	25%
Health Care	18%	15%
Financials	15%	—
Information Technology	13%	10%
Industrials	10%	15%
Consumer Staples	10%	8%
Utilities	7%	20%
Materials	5%	2%
Telecommunication Services	—	5%
Total	100%	100%

12	Deutsche CROCI® U.S. Fund

Ten Largest Equity Holdings at September 30, 2017 (26.9% of Net Assets)
1	AbbVie, Inc.	3.0%
	Researches and develops pharmaceutical products
2	Genuine Parts Co.	2.8%
	Distributor of automobile replacement parts, office products and electronic materials
3	General Motors Co.	2.7%
	Manufactures and markets new cars and trucks
4	D.R. Horton, Inc.	2.7%
	Constructor and seller of single family homes designed primarily for the entry-level and move-up markets
5	LyondellBasell Industries NV	2.7%
	Manufactures plastic, chemical and fuel products
6	Gilead Sciences, Inc.	2.6%
	Developer of nucleotide pharmaceuticals
7	Intel Corp.	2.6%
	Designer, manufacturer and seller of computer components and related products
8	Citigroup, Inc.	2.6%
	Is a diversified financial services holding company
9	Amgen, Inc.	2.6%
	Developer, manufacturer and marketer of human therapeutics
10	Biogen, Inc.	2.6%
	Develops, manufactures, and commercializes novel therapies

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund’s investment portfolio, see page 14. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 52 for contact information.

Deutsche CROCI® U.S. Fund	13

Investment Portfolio	as of September 30, 2017

	Shares	Value ($)
Common Stocks 99.2%
Consumer Discretionary 22.2%
Automobiles 2.8%
General Motors Co.	611,621	24,697,256
Distributors 2.8%
Genuine Parts Co.	261,261	24,989,615
Household Durables 5.2%
D.R. Horton, Inc.	603,998	24,117,640
Garmin Ltd.	420,156	22,675,820

		46,793,460
Media 11.4%
CBS Corp. “B”	328,878	19,074,924
Discovery Communications, Inc. “A”*	961,679	20,474,146
Time Warner, Inc.	211,365	21,654,344
Twenty-First Century Fox, Inc. “A”	783,483	20,668,281
Walt Disney Co.	210,573	20,756,181

		102,627,876

Consumer Staples 9.3%
Beverages 4.6%
Coca-Cola Co.	471,833	21,237,203
PepsiCo, Inc.	182,556	20,342,215

		41,579,418
Food & Staples Retailing 2.3%
Wal-Mart Stores, Inc.	268,686	20,995,124
Household Products 2.4%
Procter & Gamble Co.	232,056	21,112,455

Financials 15.0%
Banks 10.1%
Citigroup, Inc.	323,136	23,504,913
JPMorgan Chase & Co.	235,719	22,513,522
U.S. Bancorp.	415,206	22,250,889
Wells Fargo & Co.	411,939	22,718,436

		90,987,760
Capital Markets 2.4%
Bank of New York Mellon Corp.	408,375	21,652,042
Consumer Finance 2.5%
Capital One Financial Corp.	265,122	22,445,229

The accompanying notes are an integral part of the financial statements.

14	Deutsche CROCI® U.S. Fund

	Shares	Value ($)
Health Care 18.2%
Biotechnology 10.8%
AbbVie, Inc.	299,871	26,646,537
Amgen, Inc.	126,027	23,497,734
Biogen, Inc.*	74,844	23,435,154
Gilead Sciences, Inc.	292,347	23,685,954

		97,265,379
Pharmaceuticals 7.4%
Johnson & Johnson	160,380	20,851,004
Merck & Co., Inc.	344,916	22,084,971
Pfizer, Inc.	649,240	23,177,868

		66,113,843

Industrials 10.0%
Aerospace & Defense 4.9%
Raytheon Co.	120,384	22,461,247
United Technologies Corp.	186,318	21,627,793

		44,089,040
Industrial Conglomerates 2.5%
Honeywell International, Inc.	157,410	22,311,293
Machinery 2.6%
Illinois Tool Works, Inc.	157,113	23,246,440

Information Technology 12.4%
Communications Equipment 2.6%
Cisco Systems, Inc.	687,850	23,132,396
IT Services 4.9%
Amdocs Ltd.	342,243	22,013,070
International Business Machines Corp.	153,252	22,233,800

		44,246,870
Semiconductors & Semiconductor Equipment 2.6%
Intel Corp.	618,155	23,539,342
Technology Hardware, Storage & Peripherals 2.3%
Apple, Inc.	134,640	20,750,717

Materials 5.1%
Chemicals
LyondellBasell Industries NV “A”	241,659	23,936,324
Monsanto Co.	183,942	22,039,930

		45,976,254

The accompanying notes are an integral part of the financial statements.

Deutsche CROCI® U.S. Fund	15

	Shares	Value ($)
Utilities 7.0%
Electric Utilities 4.7%
Edison International	269,478	20,795,617
PPL Corp.	553,508	21,005,629

		41,801,246
Multi-Utilities 2.3%
DTE Energy Co.	194,040	20,832,134
Total Common Stocks (Cost $818,108,200)		891,185,189

Cash Equivalents 1.0%
Deutsche Central Cash Management Government Fund, 1.06% (a) (Cost $9,226,635)	9,226,635	9,226,635

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $827,334,835)	100.2	900,411,824
Other Assets and Liabilities, Net	(0.2)	(1,906,346)

Net Assets	100.0	898,505,478

*	Non-income producing security.

(a)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (b)	$891,185,189	$—	$—	$891,185,189
Short-Term Investments	9,226,635	—	—	9,226,635
Total	$900,411,824	$—	$—	$900,411,824

There have been no transfers between fair value measurement levels during the year ended September 30, 2017.

(b)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

16	Deutsche CROCI® U.S. Fund

Statement of Assets and Liabilities

as of September 30, 2017

Assets
Investments in non-affiliated securities, at value (cost $818,108,200)	$891,185,189
Investment in Deutsche Central Cash Management Government Fund (cost $9,226,635)	9,226,635
Cash	10,000
Receivable for Fund shares sold	97,215
Dividends receivable	1,571,610
Interest receivable	347
Other assets	35,945
Total assets	902,126,941

Liabilities
Payable for Fund shares redeemed	2,623,056
Accrued Management fee	311,576
Accrued Trustees’ fees	1,395
Other accrued expenses and payables	685,436
Total liabilities	3,621,463
Net assets, at value	$898,505,478

Net Assets Consist of
Undistributed net investment income	10,796,565
Net unrealized appreciation (depreciation) on investments	73,076,989
Accumulated net realized gain (loss)	(75,364,904)
Paid-in capital	889,996,828
Net assets, at value	$898,505,478

The accompanying notes are an integral part of the financial statements.

Deutsche CROCI® U.S. Fund	17

Statement of Assets and Liabilities as of September 30, 2017 (continued)

Net Asset Value

Class A
Net Asset Value and redemption price per share ($154,475,342 ÷ 13,776,413 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.21
Maximum offering price per share (100 ÷ 94.25 of $11.21)	$11.89
Class T
Net Asset Value and redemption price per share ($10,492 ÷ 936 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.21
Maximum offering price per share (100 ÷ 97.50 of $11.21)	$11.50
Class C
Net Asset Value offering and redemption price per share ($16,348,337 ÷ 1,478,161 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.06
Class R
Net Asset Value offering and redemption price per share ($2,082,144 ÷ 186,044 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.19
Class R6
Net Asset Value offering and redemption price per share ($127,567 ÷ 11,351 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.24
Class S
Net Asset Value offering and redemption price per share ($718,478,924 ÷ 63,957,645 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.23
Institutional Class
Net Asset Value offering and redemption price per share ($6,982,672 ÷ 621,655 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.23

The accompanying notes are an integral part of the financial statements.

18	Deutsche CROCI® U.S. Fund

Statement of Operations

for the year ended September 30, 2017

Investment Income
Income:
Dividends	$17,558,674
Income distributions — Deutsche Central Cash Management Government Fund	46,094
Total income	17,604,768
Expenses:
Management fee	3,039,562
Administration fee	715,191
Services to shareholders	740,329
Distribution and service fees	439,342
Custodian fee	12,474
Professional fees	134,161
Reports to shareholders	97,464
Registration fees	91,936
Trustees’ fees and expenses	31,774
Other	29,236
Total expenses before expense reductions	5,331,469
Expense reductions	(13)
Total expenses after expense reductions	5,331,456
Net investment income	12,273,312

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	56,430,582
Payments by affiliates (see Note G)	240,370
56,670,952
Change in net unrealized appreciation (depreciation) on investments	62,986,750
Net gain (loss)	119,657,702
Net increase (decrease) in net assets resulting from operations	$131,931,014

The accompanying notes are an integral part of the financial statements.

Deutsche CROCI® U.S. Fund	19

Statements of Changes in Net Assets

	Years Ended September 30,
Increase (Decrease) in Net Assets	2017	2016

Operations:
Net investment income (loss)	$12,273,312	$102,966
Net realized gain (loss)	56,670,952	(393,936)
Change in net unrealized appreciation (depreciation)	62,986,750	874,784
Net increase (decrease) in net assets resulting from operations	131,931,014	583,814
Distributions to shareholders from:
Net investment income:
Class A	(93,907)	(1,879)
Class C	—	(747)
Class R6	(302)	(1,193)
Class S	(1,420,933)	(1,810)
Institutional Class	(35,579)	(57,122)
Total distributions	(1,550,721)	(62,751)
Fund share transactions:
Proceeds from shares sold	45,942,822	1,901,243
Reinvestment of distributions	1,473,311	62,751
Payments for shares redeemed	(165,835,434)	(424,126)
Net assets acquired in tax-free reorganization*	879,831,327	—
Net increase (decrease) in net assets from Fund share transactions	761,412,026	1,539,868
Increase (decrease) in net assets	891,792,319	2,060,931
Net assets at beginning of period	6,713,159	4,652,228
Net assets at end of period (including undistributed net investment income of $10,796,565 and $73,974, respectively)	$898,505,478	$6,713,159

*	On December 9, 2016, Deutsche Large Cap Value Fund was acquired by the Fund through a tax-free reorganization (see Note F).

The accompanying notes are an integral part of the financial statements.

20	Deutsche CROCI® U.S. Fund

Financial Highlights

	Years Ended September 30,			Period Ended
Class A	2017	2016		9/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$9.51	$8.65		$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.16	.15		.06
Net realized and unrealized gain (loss)	1.55	.81		(1.41)
Total from investment operations	1.71	.96		(1.35)
Less distribution from:
Net investment income	(.01)	(.10)		—
Net asset value, end of period	$11.21	$9.51		$8.65
Total Return (%)[c]	17.94	11.26	[d]	(13.50	)d**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	154	.39		.19
Ratio of expenses before expense reductions (%)	.96	3.35		4.62	*
Ratio of expenses after expense reductions (%)	.96	1.06		1.06	*
Ratio of net investment income (loss) (%)	1.50	1.68		1.45	*
Portfolio turnover rate (%)	100	98		29	**

[a]	For the period from April 13, 2015 (commencement of operations) to September 30, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Deutsche CROCI® U.S. Fund	21

	Period Ended
Class T	9/30/17[a]

Selected Per Share Data
Net asset value, beginning of period	$10.68
Income (loss) from investment operations:
Net investment income (loss)[b]	.05
Net realized and unrealized gain (loss)	.48
Total from investment operations	.53
Net asset value, end of period	$11.21
Total Return (%)[c,d]	4.96	**

Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period ($ thousands)	10
Ratio of expenses before expense reductions (%)	1.05	*
Ratio of expenses after expense reductions (%)	1.04	*
Ratio of net investment income (loss) (%)	1.53	*
Portfolio turnover rate (%)	100	[e]

[a]	For the period from June 5, 2017 (commencement of operations) to September 30, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

*	Annualized

**	Not annualized

22	Deutsche CROCI® U.S. Fund

	Years Ended September 30,			Period Ended
Class C	2017	2016		9/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$9.45	$8.61		$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.08	.09		.03
Net realized and unrealized gain (loss)	1.53	.81		(1.42)
Total from investment operations	1.61	.90		(1.39)
Less distribution from:
Net investment income	—	(.06)		—
Net asset value, end of period	$11.06	$9.45		$8.61
Total Return (%)[c]	17.04	10.47	[d]	(13.90	)d**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	1		.12
Ratio of expenses before expense reductions (%)	1.72	4.09		5.38	*
Ratio of expenses after expense reductions (%)	1.72	1.81		1.81	*
Ratio of net investment income (loss) (%)	.74	.95		.71	*
Portfolio turnover rate (%)	100	98		29	**

[a]	For the period from April 13, 2015 (commencement of operations) to September 30, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Deutsche CROCI® U.S. Fund	23

	Period Ended
Class R	9/30/17[a]

Selected Per Share Data
Net asset value, beginning of period	$9.67
Income (loss) from investment operations:
Net investment income (loss)[b]	.10
Net realized and unrealized gain (loss)	1.42
Total from investment operations	1.52
Net asset value, end of period	$11.19
Total Return (%)[c]	15.72	**

Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period ($ millions)	2
Ratio of expenses (%)	1.27	*
Ratio of net investment income (loss) (%)	1.19	*
Portfolio turnover rate (%)	100	[d]

[a]	For the period from December 9, 2016 (commencement of operations) to September 30, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

*	Annualized

**	Not annualized

24	Deutsche CROCI® U.S. Fund

	Years Ended September 30,		Period Ended
Class R6	2017	2016	9/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$9.53	$8.66	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.20	.18	.08
Net realized and unrealized gain (loss)	1.54	.81	(1.42)
Total from investment operations	1.74	.99	(1.34)
Less distribution from:
Net investment income	(.03)	(.12)	—
Net asset value, end of period	$11.24	$9.53	$8.66
Total Return (%)[c]	18.30	11.57	(13.40	)**

Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period ($ thousands)	128	97	87
Ratio of expenses before expense reductions (%)	.62	3.07	4.36	*
Ratio of expenses after expense reductions (%)	.61	.81	.81	*
Ratio of net investment income (loss) (%)	1.96	1.95	1.72	*
Portfolio turnover rate (%)	100	98	29	**

[a]	For the period from April 13, 2015 (commencement of operations) to September 30, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Deutsche CROCI® U.S. Fund	25

	Years Ended September 30,			Period Ended
Class S	2017	2016		9/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$9.51	$8.65		$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.19	.16		.08
Net realized and unrealized gain (loss)	1.55	.82		(1.43)
Total from investment operations	1.74	.98		(1.35)
Less distribution from:
Net investment income	(.02)	(.12)		—
Net asset value, end of period	$11.23	$9.51		$8.65
Total Return (%)	18.33	11.44	[c]	(13.50	)c,**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	718	.55		.11
Ratio of expenses before expense reductions (%)	.67	3.22		4.37	*
Ratio of expenses after expense reductions (%)	.67	.91		.84	*
Ratio of net investment income (loss) (%)	1.79	1.81		1.71	*
Portfolio turnover rate (%)	100	98		29	**

[a]	For the period from April 13, 2015 (commencement of operations) to September 30, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

26	Deutsche CROCI® U.S. Fund

	Years Ended September 30,			Period Ended
Institutional Class	2017	2016		9/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$9.53	$8.66		$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.19	.18		.08
Net realized and unrealized gain (loss)	1.54	.81		(1.42)
Total from investment operations	1.73	.99		(1.34)
Less distribution from:
Net investment income	(.03)	(.12)		—
Net asset value, end of period	$11.23	$9.53		$8.66
Total Return (%)	18.20	11.57	[c]	(13.40	)c**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	5		4
Ratio of expenses before expense reductions (%)	.66	3.05		4.34	*
Ratio of expenses after expense reductions (%)	.66	.81		.81	*
Ratio of net investment income (loss) (%)	1.87	1.95		1.72	*
Portfolio turnover rate (%)	100	98		29	**

[a]	For the period from April 13, 2015 (commencement of operations) to September 30, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Deutsche CROCI® U.S. Fund	27

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche CROCI® U.S. Fund (the “Fund”) is a diversified series of Deutsche Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R shares commenced operations on December 9, 2016. Class R and Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions. Class T shares commenced operations on June 5, 2017. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

28	Deutsche CROCI® U.S. Fund

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2017, the Fund had a net tax basis capital loss carryforward of approximately $84,621,000, which may be applied against

Deutsche CROCI® U.S. Fund	29

realized net taxable capital gains indefinitely, including short-term losses ($77,812,000) and long-term losses ($6,809,000).

The Fund has reviewed the tax positions for the open tax years as of September 30, 2017 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax return for the prior fiscal year remains open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

At September 30, 2017, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$21,184,879
Capital loss carryforward	$(84,621,000)
Net unrealized appreciation (depreciation) on investments	$71,945,096

At September 30, 2017, the aggregate cost of investments for federal income tax purposes was $828,466,728. The net unrealized appreciation for all investments based on tax cost was $71,945,096. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $83,972,307 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $12,027,211.

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended September 30,
	2017	2016
Distributions from ordinary income	$1,550,721	$62,751

30	Deutsche CROCI® U.S. Fund

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended September 30, 2017, purchases and sales of investment securities (excluding short-term investments) aggregated $680,003,965 and $779,914,742, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund’s average daily net assets	.425%
Next $500 million of such net assets	.400%
Next $1.0 billion of such net assets	.375%
Next $1.0 billion of such net assets	.350%
Next $1.0 billion of such net assets	.325%
Over $5.0 billion of such net assets	.300%

Deutsche CROCI® U.S. Fund	31

Accordingly, for the year ended September 30, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.425% of the Fund’s average daily net assets.

For the period from October 1, 2016 and December 9, 2016 for Class R shares (commencement of operations) to December 8, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.04%
Class C	1.76%
Class R	1.29%
Class S	.69%
Institutional Class	.69%

For the period from October 1, 2016 to December 11, 2016 and for the period from December 12, 2016 to December 8, 2017 for Class R6 shares, the Advisor has contractually agreed to waive its fees and/or reimburse 0.69% and 0.59% of the operating expenses of the Fund respectively.

For the period from June 5, 2017 (commencement of operations) through March 15, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 1.04% for Class T shares.

For the year ended September 30, 2017, fees waived and/or expenses reimbursed for certain classes are as follows:

Class T	$1
Class R6	12
$13

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2017, the Administration Fee was $715,191, of which $73,312 is unpaid.

Service Provider Fees. Deutsche AM Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and

32	Deutsche CROCI® U.S. Fund

shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2017 and for the periods from June 5, 2017 to September 30, 2017 for Class T shares and from December 9, 2016 to September 30, 2017 for Class R shares (commencements of operations), the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at September 30, 2017
Class A	$63,866	$23,910
Class T	7	7
Class C	5,734	2,131
Class R	86	57
Class R6	27	8
Class S	312,651	117,590
Institutional Class	1,087	399
	$383,458	$144,102

Distribution and Service Fees. Under the Fund’s Class C and Class R 12b-1 plans, Deutsche AM Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% and 0.25% of average daily net assets of Class C and Class R shares, respectively. In accordance with the Fund’s Underwriting and Distribution Service Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended September 30, 2017 and for the period from December 9, 2016 to September 30, 2017 for Class R shares (commencement of operations), the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2017
Class C	$104,811	$10,152
Class R	4,014	422
	$108,825	$10,574

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, T, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2017 and for the periods from June 5, 2017 to September 30, 2017 for Class T

Deutsche CROCI® U.S. Fund	33

shares and from December 9, 2016 to September 30, 2017 for Class R shares (commencements of operations), the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2017	Annual Rate
Class A	$293,582	$122,053	.23%
Class T	8	8	.25%
Class C	32,916	13,775	.24%
Class R	4,011	1,784	.25%
	$330,517	$137,620

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2017 aggregated $2,601.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended September 30, 2017, the CDSC for Class C shares aggregated $45. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended

September 30, 2017, DDI received $114 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $22,988, of which $8,923 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the

34	Deutsche CROCI® U.S. Fund

Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2017.

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	1,765,154	$18,293,932	30,412	$282,022
Class T*	936	10,000	—	—
Class C	28,064	285,181	99,796	920,433
Class R**	107,684	1,119,952	—	—
Class R6	1,181	13,028	—	—
Class S	2,309,901	24,162,880	77,455	698,788
Institutional Class	202,715	2,057,849	—	—
		$45,942,822		$1,901,243

Shares issued to shareholders in reinvestment of distributions
Class A	9,285	$90,437	218	$1,879
Class C	—	—	87	747
Class R6	31	302	139	1,193
Class S	138,450	1,347,113	210	1,810
Institutional Class	3,644	35,459	6,634	57,122
		$1,473,311		$62,751

Deutsche CROCI® U.S. Fund	35

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Dollars	Shares	Dollars

Shares redeemed
Class A	(5,092,957)	$(52,978,299)	(12,272)	$(110,402)
Class C	(456,112)	(4,667,023)	(1,393)	(11,226)
Class R**	(115,153)	(1,197,287)	—	—
Class S	(9,593,933)	(99,389,472)	(33,115)	(302,498)
Institutional Class	(720,841)	(7,603,353)	—	—
		$(165,835,434)		$(424,126)

Shares issued in tax-free reorganization***
Class A	17,054,394	$165,254,808	—	$—
Class C	1,794,327	17,244,028	—	—
Class R	193,513	1,875,142	—	—
Class S	71,045,460	689,139,134	—	—
Institutional Class	650,691	6,318,215	—	—
		$879,831,327	—	$—

Net increase (decrease)
Class A	13,735,876	$130,660,878	18,358	$173,499
Class T*	936	10,000	—	—
Class C	1,366,279	12,862,186	98,490	909,954
Class R**	186,044	1,797,807	—	—
Class R6	1,212	13,330	139	1,193
Class S	63,899,878	615,259,655	44,550	398,100
Institutional Class	136,209	808,170	6,634	57,122
		$761,412,026		$1,539,868

*	For the period from June 5, 2017 (commencement of operations of Class T) to September 30, 2017.

**	For the period from December 9, 2016 (commencement of operations of Class R) to September 30, 2017.

***	On December 9, Deutsche Large Cap Value was acquired by the Fund through a tax-free reorganization (see Note F).

F. Acquisition of Assets

On December 9, 2016, the Fund acquired all of the net assets of Deutsche Large Cap Value Fund pursuant to a plan of reorganization approved by the Board of Directors of Deutsche Large Cap Value Fund and the Board of Trustees of Deutsche CROCI® U.S. Fund on September 27, 2016. The acquisition was accomplished by a tax-free exchange of 11,195,520 Class A shares, 1,169,050 Class C shares, 46,708,755 Class S shares, 127,173 Class R shares and 427,339

36	Deutsche CROCI® U.S. Fund

Institutional Class shares of Deutsche Large Cap Value Fund for 17,054,394 Class A shares, 1,794,327 Class C shares, 71,045,460 Class S shares, 193,513 Class R shares and 650,691 Institutional Class shares of the Fund, respectively, outstanding on December 9, 2016. Deutsche Large Cap Value Fund’s net assets at that date, $879,831,327 including $9,957,920 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $7,005,115. The combined net assets of the Fund immediately following the acquisition were $886,836,442.

The financial statements reflect the operations of the Funds for the period prior to the acquisition and the combined fund for the period subsequent to the fund merger. Assuming the acquisition having been completed on October 1, 2016, the Fund’s pro forma results of operations for the period ended September 30, 2017 are as follows:

Net investment income	$16,326,851
Net gain (loss) on investments	$130,667,924
Net increase (decrease) in net assets resulting from operations	$146,994,775

Because the combined investment portfolio has been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Deutsche Large Cap Value Fund that have been included in the Fund’s Statement of Operations since December 9, 2016.

G. Payment by Affiliates

During the year ended September 30, 2017, the Advisor agreed to reimburse the Fund $240,370 for commissions paid on trades executed by the Fund for portfolio rebalancing related to the acquisition. The amount reimbursed was 0.03% of the Fund’s average net assets.

Deutsche CROCI® U.S. Fund	37

Report of Independent Registered

Public Accounting Firm

To the Trustees of Deutsche Investment Trust and Shareholders of the Deutsche CROCI® U.S. Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Deutsche CROCI® U.S. Fund (the “Fund”) as of September 30, 2017, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts	PricewaterhouseCoopers LLP
November 27, 2017

38	Deutsche CROCI® U.S. Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class R6 and Class T shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2017 to September 30, 2017).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Deutsche CROCI® U.S. Fund	39

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2017 (Unaudited)

Actual Fund Return	Class A	Class T*	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/17	$1,077.90	$1,049.60	$1,073.80	$1,076.00	$1,079.70	$1,078.80	$1,078.80
Expenses Paid per $1,000**	$4.90	$3.45	$8.89	$6.56	$3.08	$3.44	$3.44

Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/17	$1,020.36	$1,019.85	$1,016.50	$1,018.75	$1,022.11	$1,021.76	$1,021.76
Expenses Paid per $1,000**	$4.76	$5.27	$8.64	$6.38	$2.99	$3.35	$3.35

*	For the period from June 5, 2017 (commencement of operations of Class T) to September 30, 2017.

**	Expenses (hypothetical expenses if Class T had been in existence from April 1, 2017) are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Deutsche CROCI U.S. Fund	0.94%	1.04%	1.71%	1.26%	0.59%	0.66%	0.66%

For more information, please refer to the Fund’s prospectuses.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

40	Deutsche CROCI® U.S. Fund

Tax Information	(Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended September 30, 2017, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $19,300,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Deutsche CROCI® U.S. Fund	41

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche CROCI® U.S. Fund’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

—	The Board also received information throughout the year regarding performance of the Fund.

–	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part

42	Deutsche CROCI® U.S. Fund

of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-year period ended December 31, 2016, the Fund’s performance (Class A shares) was in the 3rd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period ended December 31, 2016.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment

Deutsche CROCI® U.S. Fund	43

management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board considered that, effective October 1, 2016, DIMA agreed to lower its management fee and implement new management fee breakpoints to accommodate the merger of Deutsche Large Cap Value Fund into the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM manages Deutsche Europe funds comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to Deutsche Funds as compared to Deutsche Europe funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund.

44	Deutsche CROCI® U.S. Fund

The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board noted that DIMA pays a licensing fee to an affiliate related to the Fund’s use of the CROCI® strategy. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the

Deutsche CROCI® U.S. Fund	45

Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the Agreement.

46	Deutsche CROCI® U.S. Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	93	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	96	—

Deutsche CROCI® U.S. Fund	47

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	93	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	93	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	93	—

48	Deutsche CROCI® U.S. Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	93	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	93	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	93	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	93	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)

Deutsche CROCI® U.S. Fund	49

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	93	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	93	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly, Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Hepsen Uzcan[9] (1974) Vice President, since 2016 Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[9] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly, Secretary, Deutsche AM Distributors, Inc.; Secretary, Deutsche AM Service Company

50	Deutsche CROCI® U.S. Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[7] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 60 Wall Street, New York, NY 10005.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 222 South Riverside Plaza, Chicago, IL 60606.

[9]	Address: 345 Park Avenue, New York, New York 10154.

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche CROCI® U.S. Fund	51

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting”at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

52	Deutsche CROCI® U.S. Fund

Investment Management

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	DCUAX	DCUUX	DCUCX	DCUSX	DCUIX
CUSIP Number	25157M 588	25157M 448	25157M 570	25157M 547	25157M 554
Fund Number	1020	1720	1320	2020	1420

For shareholders of Class R and R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
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deutschefunds.com

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Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	DCUTX	DCURX
CUSIP Number	25157M 513	25157M 562
Fund Number	1520	1620

Deutsche CROCI® U.S. Fund	53

DCUS-2

(R-039599-3 11/17)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche CROCI U.S. Fund form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$68,279	$1,500	$0	$0
2016	$58,700	$0	$0	$0

The “Audit-Related Fees Billed to Fund” were billed for services rendered in connection with a registration filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$0	$0
2016	$0	$52,339	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$0	$0	$0	$0
2016	$0	$52,339	$0	$52,339

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 and 2017 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche CROCI® U.S. Fund, a series of Deutsche Investment Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	11/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	11/29/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	11/29/2017